SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 25, 2007

deCODE genetics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30469	04-3326704
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

Sturlugata 8, IS-101 Reykjavík, Iceland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +354-570-1900

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01  Regulation FD Disclosure

On June 25, 2007, deCODE genetics, Inc. (“deCODE”) issued the following press release:

Positive Clinical Results for DG041 Lead Product Development Highlights at deCODE R&D Event

Recent clinical studies support the development of DG041 as an effective anti-platelet that does not increase bleeding risk

Reykjavik, ICELAND, June 25, 2007–deCODE genetics (Nasdaq:DCGN) today announced progress in the development of DG041, the company’s Phase II developmental compound for the prevention of arterial thrombosis. The results of the Phase IIa and clinical pharmacology studies presented today build upon previous findings demonstrating DG041’s profile as an anti-platelet compound that deCODE expects will make it possible to block the formation of blood clots mediated through inflammation in atherosclerotic plaques but without increasing bleeding risk. There is a large unmet medical need for a drug with these characteristics, with applicability to the prevention of heart attack, stroke and the progression of peripheral artery disease (PAD). Drugs such as Plavix™ and aspirin, the current mainstays of oral anti-platelet therapy, significantly increase the risk of bleeding by broadly blocking platelet activity.

Recent advances in deCODE’s therapeutic and diagnostics pipeline will be discussed at the company’s annual R&D event being held today in Reykjavik. The presentations will be webcast live through the investors page of the company’s website at www.decode.com, starting at 9am GMT/5am EDT, and will be archived on the site. Among the highlights to be discussed are:

DG041 – Arterial thrombosis. DG041 is a novel, first in class antagonist of the EP3 receptor for prostaglandins E2. deCODE initially identified EP3 as a target by isolating variants in the gene encoding the EP3 receptor for prostaglandins E2 (PGE2) that approximately double the risk of PAD, a common and debilitating atherosclerotic condition in which the flow of blood to the legs is progressively constricted. The mechanism through which EP3 modulates platelet aggregation is distinct from those targeted by aspirin and Plavix™. Following deCODE’s gene discovery, work by leading international scientists has demonstrated in mice that PGE2 is produced in atherosclerotic plaques, promoting the formation of clots immediately at the sites of plaque but not over normal blood vessels. The formation of these thrombi is dependent on signaling through EP3. This pathway is left largely unaffected by existing anti-platelet drugs such as aspirin and Plavix™.

deCODE’s medicinal chemistry group discovered DG041 as a means to prevent arterial thrombosis by inhibiting the activity of EP3. In animal studies and extensive Phase I clinical testing completed in mid-2006, DG041 was shown to effectively inhibit platelet aggregation through this pathway without increasing bleeding time, and to be safe and well-tolerated at all doses tested. Late last year, deCODE began a Phase IIa randomized, placebo-controlled clinical trial of DG041 in 144 PAD patients, to examine safety and tolerability of doses of 100mg twice a day and 400mg twice a day and their effect on a range of biomarkers. Because a large proportion of patients in this trial and subsequent trials would be taking other anti-platelet compounds, the company simultaneously began work to identify a sensitive biomarker of anti-platelet activity that could discriminate between the effects of DG041 and these other agents. The vasodilator-

stimulated protein (VASP), which normally holds platelets in a quiescent state when phosphorylated but causes platelets to bind when dephosphorylated upon activation of EP3, was found to provide such a biomarker. The company thus began a clinical pharmacology study to examine DG041’s effectiveness in blocking VASP-mediated platelet activation.

The results of these studies presented today provide a compelling demonstration of DG041’s potential as a next-generation oral anti-platelet therapy - an effective means of preventing arterial thrombosis specifically at the sites of plaque lesions in the vasculature. In the Phase IIa study, DG041 was found to reduce several markers of inflammation – c-reactive protein (CRP), monocyte chemotactic protein 1 (MCP1), and soluble intracellular adhesion molecule (sICAM) – in a dose-dependent manner.  Ankle-brachial index (ABI) measurements – which gauge the strength of blood flow to the legs and are a key measurement of the severity of PAD – also showed improvement in both DG041 treatment groups. There were no drug-related serious adverse events in the study and no discernible difference in other adverse events between the DG041 and matched placebo groups.

The results of the placebo-controlled clinical pharmacology study also announced today demonstrate that in a concentration-dependent manner DG041 dramatically inhibits platelet activation mediated through VASP as well as platelet aggregation. DG041 also reduced levels of another indicator of platelet activation, p-selectin. Moreover, the desired effect on VASP appears to be achievable at doses lower than previously anticipated. deCODE is thus very encouraged that in targeting EP3, the company is advancing a potentially major new approach to anti-platelet therapy - one that acts specifically to prevent arterial thrombi, targets a pathway not addressed by existing drugs, with minimal impact on normal platelet function.

DG031 and DG051 – Heart attack

In its drug development programs targeting the leukotriene pathway for the prevention of heart attack, deCODE is advancing the reformulation of its FLAP inhibitor DG031 for re-entry into clinical trials. A lead formulation has been identified and a 3-month accelerated stability study completed. The company believes that a once-a-day dosing regimen may provide even better pharmacodynamic effect than the previous twice-a-day regimen. The company expects to be ready to restart Phase III testing near year end. DG051, an inhibitor of leukotriene A4 hydrolase (LTA4H), has successfully completed single- and multiple-dose Phase I testing. It has demonstrated potent, dose-dependent lowering of the production of leukotriene B4, the end product of the leukotriene pathway which deCODE’s genetics and biology work has pinpointed as a key means of modulating risk of heart attack. DG051’s pharmacokinetic profile supports its development with once-a-day dosing, with a very satisfactory safety and tolerability profile. The company plans to initiate Phase II clinical testing of DG051 later this year.

Diagnostics and gene discovery

In April deCODE launched deCODE T2™, the company’s first DNA-based, reference laboratory test for gauging individual risk of type 2 diabetes. The company will provide an update on its marketing strategy for its diagnostic tests and will discuss the upcoming launch of its deCODE AF™ test, which detects a genetic variant that confers risk of atrial fibrillation, the leading cause of cardiogenic stroke. The company is also developing tests for sequence variants associated with risk of heart attack, glaucoma and several other conditions in which deCODE has recently isolated risk variants. Since the beginning of the year, deCODE has dramatically accelerated its gene discovery work, publishing major new risk variants for heart attack, breast cancer, prostate cancer, type 2 diabetes, among others. The company expects to announce many additional discoveries in the weeks and months ahead. deCODE is underscoring its position as the global leader in the identification of genetic risk factors for common diseases, building on this leadership by bringing together its human genetics resources and capabilities with the power of genome-wide SNP association chips.

About deCODE

deCODE is a biopharmaceutical company applying its discoveries in human genetics to the development of drugs and diagnostics for common diseases. deCODE is a global leader in gene discovery — our population approach and resources have enabled us to isolate key genes contributing to major public health challenges from cardiovascular disease to cancer, genes that are providing us with drug targets rooted in the basic biology of disease. deCODE is also leveraging its expertise in human genetics and integrated drug discovery and development capabilities to offer innovative products and services in DNA-based diagnostics, bioinformatics, genotyping, structural biology, drug discovery and clinical development. deCODE is delivering on the promise of the new genetics.SM Visit us on the web at www.decode.com.

Any statements contained in this presentation that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, among others, those relating to technology and product development, integration of acquired businesses, market acceptance, government regulation and regulatory approval processes, intellectual property rights and litigation, dependence on collaborative relationships, ability to obtain financing, competitive products, industry trends and other risks identified in deCODE’s filings with the Securities and Exchange Commission. deCODE undertakes no obligation to update or alter these forward-looking statements as a result of new information, future events or otherwise.

* * * * * *

On July 1, 2007, deCODE issued the following press release:

deCODE Discovers a Variation in the Sequence of the Genome Conferring Risk of Atrial Fibrillation

Launches deCODE AF™, A Test for the Risk Variant Aimed at the Prevention of Stroke

Reykjavik, ICELAND, July 1, 2007–A paper published today in the journal Nature describes the discovery by scientists at deCODE genetics (Nasdaq:DCGN), in collaboration with academic colleagues in Iceland, the United States, Sweden and China, of two common single-letter variations in the genome (SNPs) conferring risk of atrial fibrillation (AF). AF is the most common cardiac arrhythmia and is also the leading cause of cardiogenic stroke. The variants, located on chromosome 4q25, confer an approximately 70% and 40% increase above average risk of AF, respectively, per copy carried. Approximately one third of people of European ancestry carry at least one copy of one of the risk variants, and deCODE’s results show that those who carry two copies of the more powerful variant are at a more than 250% greater likelihood of AF than those who carry neither variant. The gene nearest to these SNPs, PITX2, is known to play an important role in the development of the heart.

deCODE also today launched deCODE AF™, a reference laboratory test for the variants. Because AF is the biggest risk factor for cardiogenic stroke, the company believes that testing for these variants will provide doctors with a targeted and cost-effective means of identifying those who should be intensively monitored for AF. Current best clinical practice recommends that stroke patients with AF can significantly reduce their risk of a second stroke by taking the anticoagulant drug warfarin.

“This is an important discovery with an immediate clinical application. Transient AF is difficult to detect in many patients, and it is impractical and too costly to conduct extended cardiac monitoring on all patients with stroke and transient ischemic attack. With the discovery of these variants, and the availability of a test to detect them, doctors may now be able focus monitoring on those most likely to have transient AF and then match therapy to the etiology of an individual’s disease. This study is also impressive in that it took us only seven months from the beginning of the search for AF variants to today’s publication and the launch of the test. This speaks very clearly to the power of our gene discovery capabilities and our product development group,” said Kari Stefansson, CEO of deCODE and a board-certified neurologist.

deCODE discovered the variants, the “T” alleles of SNPs rs2200733 and rs10033464, through analysis of more than more than 300,000 SNPs in a total of more than 5,000 Icelanders with atrial fibrillation and/or atrial flutter as well as healthy control subjects. These findings were subsequently replicated in case-control cohorts from Iceland, the Massachusetts General Hospital in Boston, and the Karolinska Institute in Stockholm, including a total of 18,000 subjects. The stronger variant was also confirmed in a Han Chinese population from Hong Kong. In this group the variant conferred a slightly smaller increase in risk than in the other cohorts, but 75% of those studied carried at least one copy. Thus while the population-attributable risk (PAR) – roughly the proportion of cases that not exist were these variants not present - of the two variants in people European ancestry is approximately 20%, the first variant alone has a PAR of nearly 35% in Han Chinese. The article is published today in the online edition of Nature at www.nature.com and will appear in an upcoming print edition of the journal.

How to order deCODE AF™

deCODE AF™ is performed in deCODE’s Clinical Laboratory Improvement Amendments (CLIA) certified laboratory, and must be authorized by a qualified physician. If you are a doctor interested in learning more about deCODE T2™ for your patients, or an individual who would like more information to discuss with your doctor, we invite you to visit our website, at www.decodediagnostics.com.

About deCODE

deCODE is a biopharmaceutical company applying its discoveries in human genetics to the development of drugs and diagnostics for common diseases. deCODE is a global leader in gene discovery — our population approach and resources have enabled us to isolate key genes contributing to major public health challenges from cardiovascular disease to cancer, genes that are providing us with drug targets rooted in the basic biology of disease. deCODE is also leveraging its expertise in human genetics and integrated drug discovery and development capabilities to offer innovative products and services in DNA-based diagnostics, bioinformatics, genotyping, structural biology, drug discovery and clinical development. deCODE is delivering on the promise of the new genetics.SM Visit us on the web at www.decode.com.

Any statements contained in this presentation that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, among others, those relating to technology and product development, integration of acquired businesses, market acceptance, government regulation and regulatory approval processes, intellectual property rights and litigation, dependence on collaborative relationships, ability to obtain financing, competitive products, industry trends and other risks identified in deCODE’s filings with the Securities and Exchange Commission. deCODE undertakes no obligation to update or alter these forward-looking statements as a result of new information, future events or otherwise.

* * * * * *

Item 8.01  Other Events

On July 1, 2007, deCODE announced the launch of deCODE AF™, a reference laboratory test for the two common single-letter variations in the genome (SNPs) conferring risk of atrial fibrillation (AF).

* * * * * *

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deCODE genetics, Inc.

By:	KARI STEFANSSON
Kari Stefansson,
President, Chief Executive Officer

Dated: July 6, 2007